UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2020

Commission file number 001-38265

nVent Electric plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1391970
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW, United Kingdom

(Address of principal executive offices)

Registrant's telephone number, including area code: 44-20-3966-0279

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	NVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2020, Brian M. Baldwin provided notice that he was resigning from the Board of Directors of nVent Electric plc (the “Company”) effective as of that date and will not stand for reelection at the Company’s 2020 Annual General Meeting (the “Annual General Meeting”). Mr. Baldwin has been a director of the Company since April 2018, and has served on its Governance and Compensation Committees.

Trian Fund Management, L.P. (“Trian”) has informed the Company that Trian believes that the Company is positioned to navigate the current economic downturn and resume growth when conditions improve in the future. Mr. Baldwin believes it is an appropriate time for him to step off of the Company’s Board of Directors to devote more time to his commitments to Trian.

The Company’s Board of Directors is not nominating a director to replace Mr. Baldwin for election at the Annual General Meeting and is reducing the size of the Board currently from eleven to ten directors and effective upon the completion of the Annual General Meeting from ten to nine directors. Other than Mr. Baldwin, the nominees named in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 31, 2020 (the “Proxy Statement”) will stand for election at the Annual General Meeting. Notwithstanding Mr. Baldwin’s resignation and withdrawal as a director nominee, the form of proxy card included in the original distribution of the Proxy Statement remains valid. However, any votes submitted with instructions to vote for all of the Board’s nominees will be voted only for the nine remaining nominees named in the Proxy Statement, and any votes submitted with instructions to vote for or against Mr. Baldwin will be disregarded.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 1, 2020.

nVent Electric plc
Registrant

By	/s/ Jon D. Lammers
Jon D. Lammers
Executive Vice President, General Counsel and Secretary